Exhibit 99.1

Contact:

Investor Relations	Media Relations
Caroline Rodda	Ed Sweeney
212-810-3442	646-231-0268
caroline.rodda@blackrock.com	ed.sweeney@blackrock.com

BlackRock Independent Directors Ask Murry S. Gerber to Stand for Re-Election and Remain Lead

Independent Director in Light of Global Infrastructure Partners Transaction

New York, NY (March 28, 2024) – The independent directors of the BlackRock, Inc. Board have asked Murry S. Gerber, who serves as the Lead Independent Director of the Company’s Board, to stand for re-election at BlackRock’s upcoming Annual Meeting of Shareholders on May 15, 2024 and, if elected, remain Lead Independent Director for one additional year during the close and initial integration of BlackRock’s acquisition of Global Infrastructure Partners (GIP). Mr. Gerber has agreed to do so. He will not stand for re-election in 2025.

On November 7, 2023, BlackRock announced that Mr. Gerber had informed the Board of his intention to retire at the conclusion of his term in May 2024. On January 12, 2024, the Company announced a transformational acquisition of GIP. The transaction is expected to close in the third quarter of this year, subject to customary closing conditions and regulatory approvals. In light of the GIP transaction, the independent directors of the Board asked Mr. Gerber to stand for re-election and remain Lead Independent Director for one additional year during the close and initial integration of the GIP transaction.

Mr. Gerber has served as Lead Independent Director since 2017. He has extensive knowledge and expertise of the energy and industrial sectors spanning a 40-year career where he was the Chairman and CEO of integrated energy producer EQT Corporation. Prior to EQT, Mr. Gerber helped create Coral Energy (now Shell Trading North America) and was the Treasurer of Shell Oil.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

BlackRock, Inc. (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The Company plans to file a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2024 Annual Meeting (the “2024 Proxy Statement”).

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2024 Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. This information can also be found in the Company’s definitive proxy statement for its 2023 Annual Meeting of Shareholders (the “2023 Proxy Statement”), filed with the SEC on April 14, 2023, or the Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 23, 2024 (the “Form 10-K”). To the extent holdings of the Company’s securities have changed since the amounts printed in the 2023 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

SHAREHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), 2023 PROXY STATEMENT, FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the 2024 Proxy Statement (when filed), 2023 Proxy Statement, Form 10-K and any other documents filed or to be filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.blackrock.com) or by writing to the Company’s Secretary at BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.